================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934


        Date of Report (Date of earliest event reported)  July 30, 1997
--------------------------------------------------------------------------------



                         RATIONAL SOFTWARE CORPORATION
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


        Delaware                    0-12167                    54-1217099
--------------------------------------------------------------------------------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                             Identification No.)

                            18880 Homestead Road
                             Cupertino, CA 95014
--------------------------------------------------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (408) 863-9900


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On April 7, 1997, Rational Software Corporation, a Delaware corporation ("Rational") and Pure Atria Corporation, a Delaware corporation ("Pure Atria") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") by and among Rational, Wings Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Rational ("Merger Sub") and Pure Atria , providing for, among other things, the merger of Merger Sub with and into Pure Atria, which will be the surviving corporation and will become a wholly owned subsidiary of Rational (the "Merger"). At a Special Meeting of Stockholders on July 30,
1997, the Rational shareholders approved an amendment of Rational's
Certificate of Incorporation to increase the authorized number of shares of Rational Common Stock from 75,000,000 to 150,000,000 to, among other things, provide Rational with a sufficient number of authorized but unissued shares of Common Stock to consummate the Merger. The Merger was effected on July 30, 1997, pursuant to the Certificate of Merger filed with the Secretary of State of Delaware on that date. Pursuant to the Merger Agreement, each outstanding share of Common Stock, par value $0.0001 per share, of Pure Atria (the "Pure Atria Common Stock") was converted into the right to receive 0.9 (the ''Exchange Ratio'') shares of Rational Common Stock, and each outstanding option or right to purchase Pure Atria Common Stock under the Pure Atria stock option plans, the Pure Atria stock purchase plan or outstanding warrants was assumed by Rational and became an option or right to purchase Rational Common Stock, with appropriate adjustments made to the number of shares issuable thereunder and the exercise price thereof based on the Exchange Ratio. Approximately 39 million shares of Rational Common Stock were issued in connection with the acquisition, and approximately 8 million additional shares of Rational Common Stock are subject to options and other rights assumed in connection with the acquisition.

     The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles. The assets of Pure Atria were used, prior to the completion of the Merger, for the development, marketing and support of a comprehensive, integrated suite of software products designed to improve the software development process and enable the production of reliable, high quality software, a use that Rational intends to continue immediately following the Merger.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of the business acquired, prepared pursuant to Rule 3.05 of Regulation S-X are incorporated herein by reference to Rational's Registration Statement on Form S-4 (File No. 333-29799) filed with the Securities and Exchange Commission on June 23, 1997.

     (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

        The following unaudited pro forma condensed combined financial statements assume a business combination between Rational and Pure Atria accounted for on a "pooling of interest" basis. The unaudited pro forma condensed combined financial statements are based upon the respective historical financial statements of Rational and Pure Atria should be read in conjunction with such historical financial statements and the notes thereto, which are incorporated by reference into this Form 8-K. The unaudited pro forma condensed combined balance sheet as of June 30, 1997 combine Rational's June 30, 1997 unaudited condensed consolidated balance sheet with Pure Atria's June 30, 1997 unaudited condensed consolidated balance sheet. The unaudited pro forma condensed combined balance sheets as of March 31, 1997 combine Rational's March 31, 1997 unaudited condensed consolidated balance sheet with Pure Atria's December 31, 1996 unaudited condensed consolidated balance sheet. The unaudited pro forma condensed combined statements of operations for the three month periods ended June 30, 1997 and 1996 combine Rational's historical condensed consolidated statements of operations for the three month periods ended June 30, 1997 and 1996 with the three month period ended June 30, 1997 and March 31, 1996 of Pure Atria, respectively. The unaudited pro forma condensed combined statements of operations for the years ended March 31, 1997, 1996 and 1995 combine Rational's historical condensed consolidated statements of operations for the fiscal years ended March 31, 1997, 1996 and 1995 with the fiscal years ended December 31, 1996, 1995 and 1994 of Pure Atria, respectively.

        The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated as presented in the accompanying unaudited pro forma condensed combined financial information, nor is it necessarily indicative of future operating results or financial position.

        These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Rational and of Pure Atria incorporated by reference herein.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
                    REFLECTING RATIONAL SOFTWARE CORPORATION
                       AFTER GIVING EFFECT TO THE MERGER
                                 (IN THOUSANDS)

                                                 JUNE 30, 1997
                                   -------------------------------------------
                                                                     COMBINED
                                   RATIONAL               PRO FORMA  PRO FORMA
                                   SOFTWARE   PURE ATRIA ADJUSTMENTS  BALANCE
                                   ---------  ---------- ----------- ---------
              ASSETS
              ------
Current assets:
  Cash and cash equivalents....... $ 155,857   $ 19,943              $ 175,800
  Short-term investments..........    66,906     60,650                127,556
  Accounts receivable, net........    35,279     13,632                 48,911
  Prepaid expenses and other
   assets.........................     4,565      5,061                  9,626
  Deferred tax assets.............        --      9,901                  9,901
                                   ---------   --------              ---------
    Total current assets..........   262,607    109,187                371,794
Property and equipment, net.......    19,438     18,783                 38,221
Other assets, net.................    20,897        619                 21,516
                                   ---------   --------              ---------
Total assets...................... $ 302,942   $128,589              $ 431,531
                                   =========   ========              =========
  LIABILITIES AND STOCKHOLDERS'
              EQUITY
  -----------------------------
Current liabilities:
  Accounts payable................ $   4,584   $  2,830              $   7,414
  Accrued employee benefits.......     8,903      9,916                 18,819
  Other accrued expenses..........    10,268      7,343                 17,611
  Current portion of accrued
   merger and integration
   expenses.......................     5,895      9,701     75,000      90,596
  Deferred revenue................    18,978     23,665                 42,643
  Current portion of long-term
   debt and lease obligations.....     1,624         --                  1,624
                                   ---------   --------    -------   ---------
    Total current liabilities.....    50,252     53,455     75,000     178,707
Accrued rent......................       434         --                    434
Long-term accrued merger and
 integration expenses.............       808         --                    808
Long-term debt....................     1,738         --                  1,738
                                   ---------   --------    -------   ---------
    Total liabilities.............    53,232     53,455     75,000     181,687
Stockholders' equity:
  Common stock....................       502          4        386         892
  Additional paid-in capital......   357,706    131,135       (386)    488,455
  Treasury stock..................    (1,340)        --                 (1,340)


  Accumulated deficit.............  (107,192)   (54,669)   (75,000)   (236,861)
  Cumulative translation
   adjustment.....................        34     (1,336)                (1,302)
                                   ---------   --------    -------   ---------
    Total stockholders' equity....   249,710     75,134    (75,000)    249,844
                                   ---------   --------    -------   ---------
Total liabilities and
 stockholders' equity............. $ 302,942   $128,589    $    --   $ 431,531
                                   =========   ========    =======   =========

   See accompanying notes to unaudited pro forma condensed combined financial statements.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
                    REFLECTING RATIONAL SOFTWARE CORPORATION
                       AFTER GIVING EFFECT TO THE MERGER
                                 (IN THOUSANDS)

                                  MARCH 31,  DECEMBER 31,
                                    1997         1996
                                  ---------  ------------
                                                                      COMBINED
                                  RATIONAL                 PRO FORMA  PRO FORMA
                                  SOFTWARE    PURE ATRIA  ADJUSTMENTS  BALANCE
                                  ---------  ------------ ----------- ---------
              ASSETS
              ------
Current assets:
  Cash and cash equivalents....... $ 227,493   $ 17,363               $ 244,856
  Short-term investments..........     2,525     80,014                  82,539
  Accounts receivable, net........    33,565     29,478                  63,043
  Prepaid expenses and other
   assets.........................     3,395      3,526                   6,921
  Deferred tax assets.............       --       9,054                   9,054
                                   ---------   --------               ---------
    Total current assets..........   266,978    139,435                 406,413
Property and equipment, net.......    13,291     12,974                  26,265
Other assets, net.................    22,521      1,541                  24,062
                                   ---------   --------               ---------
Total assets...................... $ 302,790   $153,950               $ 456,740
                                   =========   ========               =========
  LIABILITIES AND STOCKHOLDERS'
              EQUITY
  -----------------------------
Current liabilities:
  Accounts payable................ $   9,981   $  3,802               $  13,783
  Accrued employee benefits.......    12,269      8,987                  21,256
  Other accrued expenses..........     8,255     11,311                  19,566
  Current portion of accrued
   merger and integration
   expenses.......................     9,236     15,371      $75,000     99,607
  Deferred revenue................    17,936     24,281                  42,217
  Current portion of long-term
   debt and lease obligations.....     2,010        --                    2,010
                                   ---------   --------      -------  ---------
    Total current liabilities.....    59,687     63,752       75,000    198,439
Accrued rent......................       535        --                      535
Long-term accrued merger and
 integration expenses.............       916        --                      916
Long-term debt....................     1,741        --                    1,741
                                   ---------   --------      -------  ---------
    Total liabilities.............    62,879     63,752       75,000    201,631
Stockholders' equity:
  Common stock....................       477          4          364        845
  Additional paid-in capital......   356,270     99,847         (364)   455,753
  Treasury stock..................    (1,340)       --                   (1,340)
  Accumulated deficit.............  (115,006)    (8,822)     (75,000)  (198,828)
  Cumulative translation
   adjustment.....................      (490)      (831)                 (1,321)
                                   ---------   --------      -------  ---------
    Total stockholders' equity....   239,911     90,198      (75,000)   255,109
                                   ---------   --------      -------  ---------
Total liabilities and
 stockholders' equity............. $ 302,790   $153,950      $   --   $ 456,740
                                   =========   ========      =======  =========

   See accompanying notes to unaudited pro forma condensed combined financial statements.

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                FOR THE THREE MONTH PERIOD ENDED JUNE 30, 1997

                    REFLECTING RATIONAL SOFTWARE CORPORATION

                       AFTER GIVING EFFECT TO THE MERGER
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                                           THREE MONTHS
                                                                        ENDED JUNE 30, 1997
                                                           -------------------------------------------------
                                                                                                  COMBINED
                                                          RATIONAL                 PRO FORMA      PRO FORMA
                                                          SOFTWARE  PURE ATRIA    ADJUSTMENTS      BALANCE
                                                         ---------- ----------   ------------   ------------
Net product revenue..................................... $  27,705  $   10,650                  $    38,355
Consulting and support revenue..........................    15,223      12,570                       27,793
                                                         ---------  ----------                  ------------
Total revenue...........................................    42,928      23,220                        66,148
Cost of product revenue.................................     3,610         263                         3,873
Cost of consulting and support revenue..................     7,072       4,338                        11,410
                                                         ---------  ----------                  ------------
Total cost of revenue...................................    10,682       4,601                        15,283
                                                         ---------  ----------                  ------------
Gross margin............................................    32,246      18,619                        50,865
                                                         ---------  ----------                  ------------
  Research and development expenses.....................     6,704       6,785                        13,489
  Sales and marketing expenses..........................    14,481      14,057                        28,538
  General and administrative expenses...................     3,972       2,947                         6,919
                                                         ---------  ----------                  ------------
Total operating expenses................................    25,157      23,789                       48,946
                                                         ---------  ----------                  ------------
Operating income (loss).................................     7,089      (5,170)                       1,919
Other income, net.......................................     3,330       1,255                        4,585
                                                         ---------  ----------                  ------------
Income (loss) before income taxes.......................    10,419      (3,915)                       6,504
Provision for income taxes..............................     2,605      (1,229)                       1,376
                                                         ---------  ----------                  ------------
Net income (loss)....................................... $   7,814  $   (2,686)                 $     5,128
                                                         =========  ==========                  ============

Net income (loss) per share............................  $    0.16  $    (0.06)  $      (0.04)  $       0.06
                                                         =========  ==========   ============   ============
Shares used in net income (loss) per share
  computations.........................................     50,218      43,166         (6,765)        86,619
                                                         =========  ==========   ============   ============


   See accompanying notes to unaudited pro forma condensed combined financial statements.

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                FOR THE THREE MONTH PERIOD ENDED JUNE 30, 1996

                    REFLECTING RATIONAL SOFTWARE CORPORATION

                       AFTER GIVING EFFECT TO THE MERGER
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                           THREE MONTHS ENDED
                                                         ----------------------
                                                          JUNE 30,    MARCH 31,
                                                            1996        1996
                                                         ----------  ----------
                                                                                                  COMBINED
                                                          RATIONAL                 PRO FORMA      PRO FORMA
                                                          SOFTWARE   PURE ATRIA   ADJUSTMENTS     BALANCE
                                                         ----------  ----------   -----------   ------------
Net product revenue..................................... $  20,329  $   20,164                    $  40,493
Consulting and support revenue..........................    11,673       8,466                       20,138
                                                         ---------  ----------                   ----------
Total revenue...........................................    32,002      28,630                       60,632
Cost of product revenue.................................     1,944         561                        2,502
Cost of consulting and support revenue..................     6,007       2,253                        8,260
                                                         ---------  ----------                    ---------
Total cost of revenue...................................     7,948       2,814                       10,762
                                                         ---------  ----------                    ---------
Gross margin............................................    24,054      25,816                       49,870
                                                         ---------  ----------                    ---------
  Research and development expenses.....................     5,279       5,185                       10,464
  Sales and marketing expenses..........................    10,927      13,227                       24,154
  General and administrative expenses...................     2,892       2,335                        5,227
                                                         ---------  ----------                    ---------
Total operating expenses................................    19,098      20,747                       39,845
                                                         ---------  ----------                    ---------
Operating income (loss).................................     4,956       5,069                       10,025
Other income, net.......................................       947         761                        1,708
                                                         ---------  ----------                    ---------
Income (loss) before income taxes.......................     5,903       5,830                       11,733
Provision for income taxes..............................       810       1,979                        2,789
                                                         ---------  ----------                    ---------
Net income.............................................. $   5,093  $    3,851                    $   8,944
                                                         =========  ==========                    =========
Net income per share.................................... $    0.11   $    0.09    $   (0.09)      $    0.11
                                                         =========   =========    =========       =========
Shares used in net income per share computations........    44,407      43,399       (4,340)         83,466
                                                         =========   =========    =========       =========


   See accompanying notes to unaudited pro forma condensed combined financial statements.

  UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS FOR THE YEAR
                              ENDED MARCH 31, 1997

                    REFLECTING RATIONAL SOFTWARE CORPORATION

                       AFTER GIVING EFFECT TO THE MERGER
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                                                                              RATIONAL/
                                                                                                             PERFORMANCE
                                                       RATIONAL/                                     PURE    AWARENESS/
                                                      PERFORMANCE                                   ATRIA/   PURE ATRIA/
                              PERFORMANCE              AWARENESS                                   INTEGRITY  INTEGRITY
                               AWARENESS   PRO FORMA   COMBINED                         PRO FORMA  COMBINED   COMBINED
                    RATIONAL  CORPORATION ADJUSTMENTS  PRO FORMA  PURE ATRIA INTEGRITY ADJUSTMENTS PRO FORMA  PRO FORMA
                    --------  ----------- ----------- ----------- ---------- --------- ----------- --------- -----------
Net product
 revenue..........  $ 91,696    $ 4,064                $ 95,760    $93,437    $   --                $93,437   $189,197
Consulting and
 support revenue..    53,677      1,614                  55,291     39,058        --                 39,058     94,349
                    --------    -------                --------    -------    -------               -------   --------
Total revenue.....   145,373      5,678                 151,051    132,495        --                132,495    283,546
Cost of product
 revenue..........     9,134         69      2,500       11,703      2,643        --                  2,643     14,346
Cost of consulting
 and support
 revenue..........    26,566      1,091                  27,657     11,739        --                 11,739     39,396
                    --------    -------     ------     --------    -------    -------               -------   --------
Total cost of
 revenue..........    35,700      1,160      2,500       39,360     14,382        --                 14,382     53,742
                    --------    -------     ------     --------    -------    -------               -------   --------
Gross margin......   109,673      4,518     (2,500)     111,691    118,113        --                118,113    229,804
                    --------    -------     ------     --------    -------    -------               -------   --------
 Research and
  development
  expenses........    24,445      2,078                  26,523     22,794        887                23,681     50,204
 Sales and
  marketing
  expenses........    50,646      4,005                  54,651     57,757        --                 57,757    112,408
 General and
  administrative
  expenses........    16,995        885        600       18,480     10,272        729                11,001     29,481
 Charges for
  acquired in-
  process research
  and
  development.....    56,798        --                   56,798        --         --                    --      56,798
 Merger and
  restructuring
  costs...........     7,201        --                    7,201     35,255        --                 35,255     42,456
                    --------    -------     ------     --------    -------    -------               -------   --------
Total operating
 expenses.........   156,085      6,968        600      163,653    126,078      1,616               127,694    291,347
                    --------    -------     ------     --------    -------    -------               -------   --------
Operating loss....   (46,412)    (2,450)    (3,100)     (51,962)    (7,965)    (1,616)               (9,581)   (61,543)
Other income,
 net..............     7,917        (45)                  7,872      3,669         18                 3,687     11,559
                    --------    -------     ------     --------    -------    -------               -------   --------
Loss before income
 taxes............   (38,495)    (2,495)    (3,100)     (44,090)    (4,296)    (1,598)               (5,894)   (49,984)
Provision for
 (benefit from)
 income taxes.....     4,459       (276)                  4,183      2,361        --                  2,361      6,544
                    --------    -------     ------     --------    -------    -------               -------   --------
Net loss..........  $(42,954)   $(2,219)    (3,100)    $(48,273)   $(6,657)   $(1,598)               (8,255)  $(56,528)
                    ========    =======     ======     ========    =======    =======               =======   ========
Net loss per
 share............  $  (0.98)                          $  (1.10)   $ (0.17)                         $ (0.20)  $  (0.70)
                    ========                           ========    =======                          =======   ========
Shares used in per
 share
 computation......    43,702                             43,702     39,921                1,125      41,046     80,643
                    ========                           ========    =======                =====     =======   ========


   See accompanying notes to unaudited pro forma condensed combined financial statements.

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                  FOR THE YEARS ENDED MARCH 31, 1995 AND 1996

                    REFLECTING RATIONAL SOFTWARE CORPORATION

                       AFTER GIVING EFFECT TO THE MERGER
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                         YEAR ENDED MARCH 31,
                                                         ---------------------
                                                           1995        1996
                                                         ---------- ----------
Net product revenue..................................... $  74,688  $  126,876
Consulting and support revenue..........................    45,419      61,261
                                                         ---------  ----------
Total revenue...........................................   120,107     188,137
Cost of product revenue.................................     7,989       9,735
Cost of consulting and support revenue..................    22,016      26,779
                                                         ---------  ----------
Total cost of revenue...................................    30,005      36,514
                                                         ---------  ----------
Gross margin............................................    90,102     151,623
                                                         ---------  ----------
  Research and development expenses.....................    23,379      33,773
  Sales and marketing expenses..........................    47,388      80,063
  General and administrative expenses...................    12,342      19,481
  Charges for acquired in-process research and
   development..........................................       --       20,300
  Merger and restructuring costs........................    (1,100)      2,961
                                                         ---------  ----------
Total operating expenses................................    82,009     156,578
                                                         ---------  ----------
Operating income (loss).................................     8,093      (4,955)
Other income, net.......................................     1,331       4,234
                                                         ---------  ----------
Income (loss) before income taxes.......................     9,424        (721)
Provision for income taxes..............................     1,741       6,391
                                                         ---------  ----------
Net income (loss)....................................... $   7,683  $   (7,112)
                                                         =========  ==========
Pro forma net income (loss) per share:
  Income (loss) before income taxes, as reported........ $   9,424  $     (721)
  Pro forma income taxes................................     2,036       7,115
                                                         ---------  ----------
  Pro forma net income (loss)........................... $   7,388  $   (7,836)
                                                         ---------  ----------
Pro forma net income (loss) per share................... $    0.12  $    (0.11)
                                                         =========  ==========
Shares used in pro forma per share computations.........    62,500      69,778
                                                         =========  ==========


   See accompanying notes to unaudited pro forma condensed combined financial statements.

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. The adjustments to the pro forma condensed combined financial statements
   reflect the issuance of up to           shares of Rational Common Stock
   for all of the outstanding shares of Pure Atria Common Stock in connection with the Merger based on an exchange rate of 0.9 shares of Rational Common Stock for each outstanding share of Pure Atria Common Stock.

   Additionally, the unaudited pro forma condensed combined statement of operations for the fiscal year ended March 31, 1997 gives effect to the acquisition of Performance Awareness Corporation which was completed by Rational on March 31, 1997 and accounted for using the purchase method. The aggregate purchase price (including direct acquisition costs) was approximately $32.9 million in cash and options assumed by Rational. The fiscal year 1997 pro forma statements of operations give effect to the acquisition as if it had occurred on April 1, 1996, accordingly the Company would have recorded approximately $3.1 million of amortization on purchased intangibles.

   The unaudited pro forma condensed combined statement of operations for the fiscal year ended March 31, 1997 also gives effect to the acquisition of Integrity QA Software, Inc. ("Integrity") which was completed by Pure Atria on January 31, 1997 and accounted for using the purchase method. The 1,125,000 shares issued by Pure Atria pursuant to the acquisition of Integrity are included in the weighted average share calculation of Pure Atria on a pro forma basis.

2. There were no material transactions between Rational and Pure Atria during any period presented. In addition, it is currently expected that the impact of any conforming accounting policies will not be material.

3. The Combined Company expects to incur charges to operations currently estimated to be between $55 and $75 million, in Rational's third quarter ended September 30, 1997, to reflect direct transaction fees and costs incident to the Merger of $15 million and additional anticipated costs of $40 to $60 million associated with integrating the two companies. Integration costs of merging the companies are expected to include severance costs associated with any employee terminations, costs associated with conforming employee benefits plans, charges associated with the closure of duplicate facilities and asset writedowns related to duplicate business systems. The final amounts associated with each of these items has not yet been determined. An estimated charge of $75 million is reflected in the pro forma condensed combined balance sheet as a reduction to retained earnings and an increase to accrued liabilities. The estimated charge is not reflected in the pro forma condensed combined statement of operations data. The amount of this charge is a preliminary estimate and therefore is subject to change.

4. For the three months ended March 31, 1997, Pure Atria reported a net loss of $43.2 million ($1.02 per share) on total revenues of $30.0 million compared to net income $3.9 million ($0.09 per share) on total revenues $28.6 million for the comparable 1996 quarter. Pure Atria's three-month period ended March 31, 1997 includes one-time pre-tax charges to operations related to the Integrity acquisition of $43.6 million for in-process research and development and $1.1 million for certain merger and integration costs. Pure Atria also recorded a charge of $0.5 million during the first quarter of 1997 for in-process research and development in connection with the acquisition of other technology.

     (c)  Exhibits

     2.1 Agreement and Plan of Reorganization dated April 7, 1997 by and among Rational Software Corporation, a Delaware corporation, Wings Merger Corp., a Delaware corporation and wholly-owned subsidiary of Rational Software Corporation, and Pure Atria Corporation, a Delaware corporation is incorporated herein by reference to Rational's Registration Statement on Form S-4 (File No. 333-19669) filed with the Securities and Exchange Commission on June 23, 1997.

     2.2 Certificate of Merger merging Wings Merger Corp. with and into Target, dated July 30, 1997.

     3.1 Amendment to Certificate of Incorporation of Rational Software Corporation dated July 30, 1997.

    23.1  Consent of KPMG Peat Marwick LLP, Independent Auditors.

     99.1  Press Release dated July 30, 1997.


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RATIONAL SOFTWARE CORPORATION


August 11, 1997               /s/  Robert T. Bond
                              ------------------------------------------------
                              Robert T. Bond
                              Senior Vice President, Chief Operating Officer,
                              Chief Financial Officer, and Secretary